American Residential Eagle Bond Trust 1999-1
Mortgage-Backed LIBOR Notes, Class A, Series 1999-1

Record Date:       31-Oct-1999
Distribution Date: 26-Nov-1999

                                              Contact: Customer Service
                                              Norwest Bank Minnesota, N.A.
                                              Securities Administration Services
                                              7485 New Horizon Way
                                              Frederick, MD 21703
                                              Telephone:          (301) 846-8130
                                              Facsimile:          (301) 846-8152



                                  EXHIBIT 10.1

                     Certificateholder Distribution Summary

----------------------------------------------------------------------------
                     Certificate  Certificate      Beginning
                        Class     Pass-Through    Certificate     Interest
  Class     CUSIP    Description      Rate          Balance     Distribution
----------------------------------------------------------------------------
    A     02926NAA4      SEQ        5.75875%    204,854,385.02  1,048,626.84
INV_CERT  ARE991INV      SUB        0.00000%      5,316,432.67    388,748.44
----------------------------------------------------------------------------
Totals                                          210,170,817.69  1,437,375.28
============================================================================


-------------------------------------------------------------------------------------
                                    Current     Ending                     Cumulative
                      Principal    Realized   Certificate       Total       Realized
  Class     CUSIP    Distribution    Loss       Balance      Distribution    Losses
-------------------------------------------------------------------------------------
    A     02926NAA4  3,199,120.76    0.00    201,655,264.26  4,247,747.60     0.00
INV_CERT  ARE991INV          0.00    0.00      5,316,432.67    388,748.44     0.00
-------------------------------------------------------------------------------------
                     3,199,120.76    0.00    206,971,696.93  4,636,496.04     0.00
=====================================================================================

All distributions required by the Pooling and Servicing Agreement have been calculated by the Certificate Administrator on behalf of the Trustee

American Residential Eagle Bond Trust 1999-1
Mortgage-Backed LIBOR Notes, Class A, Series 1999-1

Record Date:       31-Oct-1999
Distribution Date: 26-Nov-1999

                                              Contact: Customer Service
                                              Norwest Bank Minnesota, N.A.
                                              Securities Administration Services
                                              7485 New Horizon Way
                                              Frederick, MD 21703
                                              Telephone:          (301) 846-8130
                                              Facsimile:          (301) 846-8152


                        Principal Distribution Statement



-----------------------------------------------------------------------------------------
                                 Beginning       Scheduled     Unscheduled
               Original Face    Certificate      Principal      Principal
  Class           Amount          Balance       Distribution   Distribution  Accretion
-----------------------------------------------------------------------------------------
    A          229,000,000.00  204,854,385.02          0.00    3,199,120.76       0.00
INV_CERT         7,285,896.30    5,316,432.67          0.00            0.00       0.00
-----------------------------------------------------------------------------------------
 Totals        236,285,896.30  210,170,817.69          0.00    3,199,120.76       0.00
=========================================================================================


--------------------------------------------------------------------------------------
                               Total         Ending         Ending
               Realized      Principal    Certificate     Certificate  Total Principal
  Class         Loss(1)      Reduction      Balance       Percentage     Distribution
--------------------------------------------------------------------------------------
    A              0.00     3,199,120.76  201,655,264.26  0.88059067      3,199,120.76
INV_CERT           0.00             0.00  5,316,432.67    0.72968822              0.00
--------------------------------------------------------------------------------------
 Totals            0.00     3,199,120.76  206,971,696.93  0.87593758      3,199,120.76
======================================================================================

(1) Amount Does Not Include Excess Special Hazard, Bankruptcy, Or Fraud Losses Unless Otherwise Disclosed. Please Refer To The Prospectus Supplement For A Full Description.

American Residential Eagle Bond Trust 1999-1
Mortgage-Backed LIBOR Notes, Class A, Series 1999-1

Record Date:       31-Oct-1999
Distribution Date: 26-Nov-1999

                                              Contact: Customer Service
                                              Norwest Bank Minnesota, N.A.
                                              Securities Administration Services
                                              7485 New Horizon Way
                                              Frederick, MD 21703
                                              Telephone:          (301) 846-8130
                                              Facsimile:          (301) 846-8152


                    Principal Distribution Factors Statement


------------------------------------------------------------------------------------------------------
                                Beginning       Scheduled      Unscheduled
               Original        Certificate      Principal       Principal                 Realized
 Class(2)     Face Amount        Balance       Distribution   Distribution   Accretion     Loss(3)
------------------------------------------------------------------------------------------------------
     A      229,000,000.00     894.56063328      0.00000000    13.96995965   0.00000000  0.00000000
 INV_CERT     7,285,896.30     729.68821557      0.00000000     0.00000000   0.00000000  0.00000000
------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------
               Total         Ending         Ending
             Principal     Certificate    Certificate      Total Principal
 Class(2)    Reduction       Balance      Percentage        Distribution
--------------------------------------------------------------------------
     A      13.96995965   880.59067362    0.88059067           13.96995965
 INV_CERT    0.00000000   729.68821557    0.72968822            0.00000000
--------------------------------------------------------------------------

(2)  All Denominations Are Per $1,000.

(3) Amount Does Not Include Excess Special Hazard, Bankruptcy, Or Fraud Losses Unless Otherwise Disclosed. Please Refer To The Prospectus Supplement For A Full Description.

American Residential Eagle Bond Trust 1999-1
Mortgage-Backed LIBOR Notes, Class A, Series 1999-1

Record Date:       31-Oct-1999
Distribution Date: 26-Nov-1999

                                              Contact: Customer Service
                                              Norwest Bank Minnesota, N.A.
                                              Securities Administration Services
                                              7485 New Horizon Way
                                              Frederick, MD 21703
                                              Telephone:          (301) 846-8130
                                              Facsimile:          (301) 846-8152


                         Interest Distribution Statement


--------------------------------------------------------------------------------------------------------------
                                               Beginning                    Payment                  Non-
                                  Current     Certificate/      Current    of Unpaid     Current   Supported
                  Original      Certificate    Notional         Accrued     Interest    Interest   Interest
Class            Face Amount       Rate         Balance        Interest     Shortfall   Shortfall  Shortfall
--------------------------------------------------------------------------------------------------------------
   A            229,000,000.00    5.75875%  204,854,385.02   1,048,626.84       0.00      0.00        0.00
INV_CERT          7,285,896.30    0.00000%    5,316,432.67           0.00       0.00      0.00        0.00
--------------------------------------------------------------------------------------------------------------
Totals          236,285,896.30                               1,048,626.84       0.00      0.00        0.00
==============================================================================================================


------------------------------------------------------------------
                                       Remaining        Ending
                            Total       Unpaid        Certificate/
              Realized     Interest     Interest       Notional
Class         Losses(4)  Distribution  Shortfall       Balance
------------------------------------------------------------------
   A             0.00    1,048,626.84     0.00      201,655,264.26
INV_CERT         0.00    388,748.44       0.00      5,316,432.67
------------------------------------------------------------------
Totals           0.00    1,437,375.28     0.00
==================================================================

(4) Amount Does Not Include Excess Special Hazard, Bankruptcy, Or Fraud Losses Unless Otherwise Disclosed. Please Refer To The Prospectus Supplement For A Full Description.

American Residential Eagle Bond Trust 1999-1
Mortgage-Backed LIBOR Notes, Class A, Series 1999-1

Record Date:       31-Oct-1999
Distribution Date: 26-Nov-1999

                                              Contact: Customer Service
                                              Norwest Bank Minnesota, N.A.
                                              Securities Administration Services
                                              7485 New Horizon Way
                                              Frederick, MD 21703
                                              Telephone:          (301) 846-8130
                                              Facsimile:          (301) 846-8152


                     Interest Distribution Factors Statement

--------------------------------------------------------------------------------------------------------------
                                               Beginning                    Payment                  Non-
                                  Current     Certificate/      Current    of Unpaid     Current   Supported
                  Original      Certificate    Notional         Accrued     Interest    Interest   Interest
Class(5)         Face Amount       Rate         Balance        Interest     Shortfall   Shortfall  Shortfall
--------------------------------------------------------------------------------------------------------------
   A          229,000,000.00     5.75875%   894.56063328     4.57915651    0.00000000   0.00000000 0.00000000
INV_CERT        7,285,896.30     0.00000%   729.68821557     0.00000000    0.00000000   0.00000000 0.00000000
==============================================================================================================


------------------------------------------------------------------
                                       Remaining        Ending
                            Total       Unpaid        Certificate
              Realized     Interest     Interest       Notional
Class         Losses(6)  Distribution  Shortfall       Balance
------------------------------------------------------------------
   A        0.00000000    4.57915651  0.00000000    880.59067362
INV_CERT    0.00000000   53.35629605  0.00000000    729.68821557
==================================================================

(5)  All Denominations Are Per $1,000.

(6) Amount Does Not Include Excess Special Hazard, Bankruptcy, Or Fraud Losses Unless Otherwise Disclosed. Please Refer To The Prospectus Supplement For A Full Description.

American Residential Eagle Bond Trust 1999-1
Mortgage-Backed LIBOR Notes, Class A, Series 1999-1

Record Date:       31-Oct-1999
Distribution Date: 26-Nov-1999

                                              Contact: Customer Service
                                              Norwest Bank Minnesota, N.A.
                                              Securities Administration Services
                                              7485 New Horizon Way
                                              Frederick, MD 21703
                                              Telephone:          (301) 846-8130
                                              Facsimile:          (301) 846-8152


                      Certificateholder Component Statement

-----------------------------------------------------------------------------------------------
                           Beginning    Ending     Beginning      Ending             Ending
            Component       Notional   Notional    Component     Component          Component
Class   Pass-Through Rate   Balance     Balance     Balance       Balance          Percentage
-----------------------------------------------------------------------------------------------
 FSA      1,200.00000%     39,263.76   38,650.59     0.00           0.00           88.05905540%
===============================================================================================

American Residential Eagle Bond Trust 1999-1
Mortgage-Backed LIBOR Notes, Class A, Series 1999-1

Record Date:       31-Oct-1999
Distribution Date: 26-Nov-1999

                                              Contact: Customer Service
                                              Norwest Bank Minnesota, N.A.
                                              Securities Administration Services
                                              7485 New Horizon Way
                                              Frederick, MD 21703
                                              Telephone:          (301) 846-8130
                                              Facsimile:          (301) 846-8152


                       Certificateholder Account Statement


                 CERTIFICATE ACCOUNT

Beginning Balance                                                   0.00
Deposits

    Payments of Interest and Principal                      4,847,520.64
    Liquidations, Insurance Proceeds, Reserve Funds                 0.00
    Proceeds from Repurchased Loans                                 0.00
    Other Amounts (Servicer Advances)                               0.00
    Realized Losses                                           (36,280.00)
                                                            ------------

Total Deposits                                              4,811,240.64

Withdrawals

    Reimbursement for Servicer Advances                             0.00
    Payment of Service Fee                                    174,744.60
    Payment of Interest and Principal                       4,636,496.04
                                                            ------------
Total Withdrawals (Pool Distribution Amount)                4,811,240.64

Ending Balance                                                      0.00
                                                            ============


                                 OTHER ACCOUNTS

                          Beginning     Current    Current   Ending
      Account Type         Balance    Withdrawals  Deposits  Balance
-------------------------------------------------------------------
Financial Guaranty           0.00        0.00        0.00      0.00


                    PREPAYMENT/CURTAILMENT INTEREST SHORTFALL


Total Prepayment/Curtailment Interest Shortfall                 0.00
Servicing Fee Support                                           0.00
                                                                ----
Non-Supported Prepayment/Curtailment Interest Shortfall         0.00
                                                                ====


                                 SERVICING FEES

Gross Servicing Fee                                           87,571.26
Management Fee                                                 1,000.00
FSA Insurance Premium                                         39,263,76
Trustee Fee -- Norwest Bank Minnesota N.A                        875.61
Mortgage Insurance Premium                                    46,033.97
Supported Prepayment/Curtailment Interest Shortfall                0.00
                                                             ----------
Net Servicing Fee                                            174,744.60
                                                             ==========

American Residential Eagle Bond Trust 1999-1
Mortgage-Backed LIBOR Notes, Class A, Series 1999-1

Record Date:       31-Oct-1999
Distribution Date: 26-Nov-1999

                                              Contact: Customer Service
                                              Norwest Bank Minnesota, N.A.
                                              Securities Administration Services
                                              7485 New Horizon Way
                                              Frederick, MD 21703
                                              Telephone:          (301) 846-8130
                                              Facsimile:          (301) 846-8152



           CERTIFICATEHOLDER DELINQUENCY/CREDIT ENHANCEMENT STATEMENT
                               DELINQUENCY STATUS


                                                  Percentage Delinquent
                                                        Based On
                       Current       Unpaid      ----------------------
                        Number      Principal     Number       Unpaid
                       Of Loans      Balance     of Loans      Balance
                       --------  ------------    --------     ---------
30 Days                    73    7,268,023.76    4.064588%    3.511603%
60 Days                    24    3,457,494.84    1.336303%    1.670516%
90+ Days                   31    4,016,339.03    1.726058%    1.940526%
Foreclosure                62    6,563,388.26    3.452116%    3.171153%
REO                        21    2,417,269.58    1.169265%    1.167923%
                          ---   -------------   ---------    ---------
Totals                    211   23,722,515.47   11.748330%   11.461720%


Current Period Realized Loss -- Includes Interest Shortfall               0.00
Cumulative Realized Losses -- Includes Interest Shortfall           129,008.35
Current Period Class A Insufficient Funds                                 0.00
Principal Balance of Contaminated Properties                              0.00
Periodic Advance                                                          0.00


                  SUBORDINATION LEVEL/CREDIT ENHANCEMENT/CLASS
                      PERCENTAGE AND PREPAYMENT PERCENTAGE


            Original $     Original %    Current $      Current %    Current Class %   Next Prepayment %
           ------------   -----------   ------------   -----------   ---------------   -----------------
Class A    7,285,896.30   3.08350876%   5,316,432.67   2.56867618%      97.431324%         0.000000%

Please Refer to Prospectus Supplement for a Full Description of Loss Exposure.

American Residential Eagle Bond Trust 1999-1
Mortgage-Backed LIBOR Notes, Class A, Series 1999-1

Record Date:       31-Oct-1999
Distribution Date: 26-Nov-1999

                                              Contact: Customer Service
                                              Norwest Bank Minnesota, N.A.
                                              Securities Administration Services
                                              7485 New Horizon Way
                                              Frederick, MD 21703
                                              Telephone:          (301) 846-8130
                                              Facsimile:          (301) 846-8152


                              COLLATERAL STATEMENT

Collateral Description                           Fixed Mixed & ARM Balloon
Weighted Average Gross Coupon                                    9.411772%
Weighted Average Net Coupon                                      8.911772%
Weighted Average Pass-Through Rate                               8.906772%
Weighted Average Maturity (Stepdown Calculation)                      321

Beginning Scheduled Collateral Loan Count                            1,823
Number of Loans Paid in Full                                            27
Ending Scheduled Collateral Loan Count                               1,796

Beginning Scheduled Collateral Balance                      210,170,817.69
Ending Scheduled Collateral Balance                         206,971,696.93
Ending Actual Collateral Balance at 31-Oct-1999             206,971,696.93
Monthly P&I Constant                                          1,786,253.38
Class A Optimal Amount                                        4,287,011.35
Ending Scheduled Balance for Premium Loans                  206,971,696.93

Scheduled Principal                                             137,853.49
Unscheduled Principal                                         3,061,267.27

Required Overcollateralized Amount                            5,316,432.67
Overcollateralized Increase Amount                                    0.00
Overcollateralized Reduction Amount                                   0.00
Specified O/C Amount                                          5,316,432.67
Overcollateralized Amount                                     5,316,432.67
Overcollateralized Deficiency Amount                                  0.00
Base Overcollateralization Amount                             5,316,432.67

Extra Principal Distribution Amount                                   0.00
Excess Cash Amount                                              426,028.44
--------------------------------------------------------------------------
Bankruptcy                                            32     $4,020,959.00
Bankruptcies are included in the 30, 60 and 90 day delinquencies
==========================================================================